UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2013

Books-A-Million, Inc. ___________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

DELAWARE	0-20664	63-0798460
                                                   _______________________________________________________________________________________________________________________________________________________________________________________________________________

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 Industrial Lane, Birmingham, Alabama ____________________________________________________________	35211 ___________________________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (205) 942-3737

N/A
___________________________________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Books-A-Million, Inc. (the “Company”) that was originally filed with the U.S. Securities and Exchange Commission on August 27, 2013 (the “Original Filing”).  This Amendment is being filed solely for the purpose of adding a conformed signature on the signature page to reflect the execution of the filing by R. Todd Noden, the Chief Financial Officer of the Company, which conformed signature was inadvertently omitted from the Original Filing.

Except as described above, this Amendment does not modify or update the disclosures presented in, or the exhibit to, the Original Filing in any way.

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On August 27, 2013, Books-A-Million, Inc. issued a press release announcing its financial results for the second quarter ended August 3, 2013.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K.  Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

The exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”

Exhibit No.	Document Description
99.1	Press Release dated August 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKS-A-MILLION, INC.
(Registrant)

Date: August 28, 2013
/s/ R. Todd Noden
(Signature)
Name: R. Todd Noden
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release dated August 27, 2013